Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Income Fund, Scudder Global Discovery Fund, Scudder Global Bond Fund, a series of Global / International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                              /s/Julian Sluyters
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Scudder Emerging Markets
                                             Income Fund, Scudder Global
                                             Discovery Fund, Scudder Global
                                             Bond Fund, a series of Global
                                             / International Fund, Inc.

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Paul Schubert, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Income Fund, Scudder Global Discovery Fund, Scudder Global Bond Fund, a series of Global / International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                              /s/Paul Schubert
                                             Paul Schubert
                                             Chief Financial Officer
                                             Scudder Emerging Markets
                                             Income Fund, Scudder Global
                                             Discovery Fund, Scudder Global
                                             Bond Fund, a series of Global
                                             / International Fund, Inc.